UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 26, 2016

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33‑0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 2.02. Results of Operations and Financial Condition

On April 26, 2016,  AVX Corporation issued a press release announcing its consolidated financial results for the quarter ended March 31, 2016. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	The following exhibit is included with this Report:

EX. 99.1 Press Release issued by AVX Corporation, dated April 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2016

AVX CORPORATION

By:	/s/ Kurt P. Cummings

Name:	Kurt P. Cummings
Title:	Senior Vice President,
Chief Financial Officer,
Treasurer and Secretary